Exhibit 10.10

Revised Exhibit A
to the
Amended Asset Purchase Agreement

Definitions of terms used in this Exhibit:

Note: Unless otherwise defined herein below, terms shall have the same meaning ascribed to them in the Amendment to the Asset Purchase Agreement dated October 27, 2000 (the “Agreement”) executed simultaneously with this Revised Exhibit A.

“Earn Out” is defined as the amount (for the calendar year [“CY”] periods in Table 1 below) Buyer is to pay Rubin pursuant to the Agreement as amended, which results from taking the Consideration to be Paid (in Table 1) and adjusting it based on MM Net Billings Target Achieved, Direct Margin achieved for MM (as defined below) Consulting and Metricnet, and Outside Consultant Use, all as described below in this Revised Exhibit A.

“META Measurements” (“MM”) is defined as the Division — which is the Business (as defined in the Agreement), after the Closing (as defined in the Agreement) of the Agreement, acquired and operated by Buyer as a separate division of Buyer (until on or about 1/1/02, after which there was no separate division) — PLUS the following 3 META Group Consulting (“MGC”) services reporting to Rubin: Sourcing (“SOP”), Process and Metrics (“PMP”), and Operations and Benchmarking (“OEP”). Note: For purposes of clarification, MM includes performance results from Metricnet publications and services. Note: MM product codes and staff are identified in Schedule I and Schedule II, respectively.

“MM Consulting” is defined as the three MGC services SOP, PMP and OEP, and Rubin Retainer (defined below).

“Rubin Retainer” is defined as MM Consulting work performed, over a single or multi-month period of time, solely by Rubin for a client of Company where said client is billed by Company over a single or multi-month period of time.

“Pure Outside Consultant Revenue” is defined as Revenue generated through consulting work fulfilled solely by Outside Consultants minus all Buyer expenses (including but not limited to all direct and indirect expenses, e.g., sales commissions, marketing costs, general and administrative costs); such consulting work is treated as Net Billings for all calculations of Net Billings Target Achieved, and is treated as 100% Direct Margin for all calculations of MM Consulting Direct Margin Targets achieved. Buyer’s CFO and Rubin need to mutually agree before Revenue can be classified as “Pure Outside Consultant Revenue”.

1. MM Earn Out Performance Target Areas

For the CY 2002 Earn Out period and each CY Earn Out period thereafter, Rubin’s Earn Out shall be based upon:  the performance of MM in achieving its Net Billings Target, MM Consulting Direct Margin Target and Metricnet Direct Margin Target, and MM’s Outside Consultant Use.  If certain events occur, including but not limited to market or other economic conditions, acquisition of Buyer or certain assets of Buyer or change in control of Buyer, then Buyer and Rubin agree to consult with each other in good faith toward a reasonable modification to the amount of Earn Out to be paid in a given CY period and total Consideration to be Paid under the Agreement, MM performance targets, MM Net Billings Targets, MM Consulting Direct Margin, and Metricnet Direct Margin targets for such period. Buyer and Rubin agree that Buyer shall determine whether new products, if any, developed by Rubin are to classified for purposes of accounting, earnout calculation, Net Billings Targets, Direct Margin Targets and performance evaluations, as either MM Consulting or Metricnet publications.

2. Earn Out Calculation

The amount of Earn Out to be paid in any CY Earn Out period (see Table 1 below) shall be calculated as follows:

(50% of the Consideration to be Paid for that CY Earn Out period) x

(adjustment for MM Net Billings Target Achieved for MM in that CY period x adjustment for Outside Consultant Use)

PLUS

[(50% of the Consideration to be Paid for that CY Earn Out period) x

(adjustment for MM Consulting Direct Margin achieved in that CY period, multiplied by the amount obtained by dividing MM Consulting Net Billings achieved in that CY period by total MM Net Billings achieved in that CY period, all multiplied by the adjustment for Outside Consultant Use in that CY period)

plus

(adjustment for Metricnet Direct Margin achieved in that CY period, multiplied by the amount obtained by dividing Metricnet Net Billings achieved in that CY period by total MM Net Billings achieved in that CY period, all multiplied by the adjustment for Outside Consultant Use in that CY period.)]

Table 1:

Summary of CY Earn Out Periods, Dates and Consideration to be Paid, MM Net Billings Target, and MM Consulting & Metricnet Direct Margin Targets

CY Earn Out Period	Date for Earn Out to be Paid	Consideration to be Paid	MM Net Billings Target	MM Consulting Direct Margin Target	Metricnet Direct Margin Target
CY2002	March 31, 2003	$541,667 in cash; $270,833 in stock	$18,664,000	53%	78%

CY2003	March 31, 2004	$541,667 in cash; $270,833 in stock	$24,263,000	55%	78%

CY2004	March 31, 2005	$541,667 in cash; $270,833 in stock	$31,542,000	55%	78%

CY2005	March 31, 2006	$541,667 in cash; $270,833 in stock	$41,005,000	55%	78%

CY2006	March 31, 2007	$541,667 in cash; $270,833 in stock	$53,306,000	55%	78%

Note 1:   If in any CY period, MM Net Billings Target achieved is less than or equal to 80% (89% for CY 2002 only), Rubin shall receive zero Earn Out for that CY period.

Note 2:   In order for Executive to receive an Earn Out in a given period, the following formula must be true:

(MM Consulting Revenue achieved X MM Consulting Direct Margin achieved) + (Metricnet Revenue achieved X Metricnet Direct Margin achieved)

must be greater than or equal to

95% X {(MM Consulting Revenue achieved X MM Consulting Direct Margin Target [as set forth in Table 1 above]) + (Metricnet Revenue achieved X Metricnet Direct Margin Target [as set forth in Table 1 above])}.

3.  Adjustment to 50% of the Consideration to be Paid based on Net Billings Target Achieved

Fifty percent (50%) of the Consideration to be Paid for each CY Earn Out period shall be adjusted based upon MM Net Billings Target Achieved and adjusted for Outside Consultant Use. The Net Billings Target Achieved is calculated by taking MM Net Billings achieved in a CY Earn Out period, and dividing it by MM Net Billings Target for that CY Earn Out period.

For example:

Fifty percent (50%) of the Consideration to be Paid for that CY Earn Out period is multiplied by the percentage number in the corresponding column under “% Adjustment to 50% of the Consideration to be Paid based on Net Billings Target Achieved” in either Table 2a below for CY 2002 or Table 2b below for CY 2003 and beyond.

Note: For purposes of Earn Out calculation, Net Billings Target Achieved shall be rounded up for % numbers greater than or equal to .5, and shall be rounded down for % numbers less than ..5.

Table 2a:

CY 2002 Only

Adjustment to 50% of the Consideration to be Paid based on Net Billings Target Achieved

Net Billings Target Achieved
as related to
% Adjustment to 50% of the Consideration to be Paid based on Net Billings Target Achieved:

Net Billings Target Achieved	% Adjustment to 50% of the Consideration to be Paid based on Net Billings Target Achieved
>100%	100.0%
100%	100.0%
99%	90.0%
98%	80.0%
97%	70.0%
96%	60.0%
95%	50.0%
94%	40.0%
93%	30.0%
92%	20.0%
91%	10.0%
90%	5.0%
89%	0%
<89%	0%

Table 2b:

CY 2003 and Subsequent CYs

Adjustment to 50% of the Consideration to be Paid based on Net Billings Target Achieved

Net Billings Target Achieved
as related to
% Adjustment to 50% of the Consideration to be Paid based on Net Billings Target Achieved:

Net Billings Target Achieved	% Adjustment to 50% of the Consideration to be Paid based on Net Billings Target Achieved
>100%	100.0%
100%	100.0%
99%	97.5%
98%	95.0%
97%	92.5%
96%	90.0%
95%	87.5%
94%	85.0%
93%	82.5%
92%	80.0%
91%	77.5%
90%	75.0%
89%	72.5%
88%	70.0%
87%	67.5%
86%	65.0%
85%	62.5%
84%	60.0%
83%	45.0%
82%	30.0%
81%	15.0%
80%	0
<80%	0

4. Adjustment to 50% of Consideration to be Paid based on Direct Margin Achieved

Fifty percent (50%) of the Consideration to be Paid for each CY Earn Out period shall be adjusted based upon the following:

[adjustment for MM Consulting Direct Margin achieved in that CY period (see the percentage number in the corresponding column under “% Adjustment to 50% of the Consideration to be Paid based on MM Consulting Direct Margin achieved” in either Table 3a below for CY 2002 or Table 3b below for CY 2003 and beyond), multiplied by the amount obtained by dividing MM Consulting Net Billings achieved in that CY period by total MM Net Billings achieved in that CY period, all multiplied by the adjustment for Outside Consultant Use in that CY period (see Table 5 below)]

Plus

[adjustment for Metricnet Direct Margin achieved in that CY period (see the percentage number in the corresponding column under  “% Adjustment to 50% of the Consideration to be Paid based on Metricnet Direct Margin achieved” in Table 4 below), multiplied by the amount obtained by dividing Metricnet Net Billings achieved in that CY period by total MM Net Billings achieved in that CY period, all multiplied by the adjustment for Outside Consultant Use in that CY period (see Table 5)].

Table 3a:

CY 2002 Only

Adjustment to 50% of the Consideration to be Paid based on MM Consulting Direct Margin achieved:

Direct Margin achieved	% Adjustment to 50% of the Consideration to be Paid based on MM Consulting Direct Margin achieved
>53%	100%
53%	100%
52%	67.0%
51%	33.0%
50%	0
50%	0

Table 3b:

CY 2003 and Subsequent CYs

Adjustment to 50% of the Consideration to be Paid based on MM Consulting Direct Margin achieved:

Direct Margin achieved	% Adjustment to 50% of the Consideration to be Paid based on MM Consulting Direct Margin achieved
>55%	100%
55%	100%
54%	80%
53%	60%
52%	40%
51%	20%
50%	0
<50%	0

Table 4:

Adjustment to 50% of the Consideration to be Paid based on Metricnet Direct Margin achieved:

Direct Margin achieved	% Adjustment to 50% of the Consideration to be Paid based on Metricnet Direct Margin achieved
>78%	100%
>78%	100%
77%	80%
76%	60%
75%	40%
74%	20%
73%	0
<73%	0

Note: For purposes of Earn Out calculation, Direct Margin achieved shall be rounded up for % numbers greater than or equal to .5, and shall be rounded down for % numbers less than .5.

5. Adjustment to Consideration to be Paid based on Outside Consultant Use

The adjustment to 50% of Consideration to be Paid based on Direct Margin achieved for a CY Earn Out Period and the adjustment to 50% of the Consideration to be Paid based on Net Billings Target Achieved for a CY Earn Out period are each multiplied by the percentage number in the corresponding column under “% Adjustment to the Consideration to be Paid based on Outside Consultant Use” in Table 5 below.

Note 1: There shall be no adjustment hereunder if and to the extent that a specific Outside Consultant has been authorized in advance (e.g., prior to performing any contractual work on a specific contract), either in writing or via electronic mail, by the Managing Director of MGC.

Table 5:

Adjustment to Consideration to be Paid based on Outside Consultant Use:

Outside Consultant Use	% Adjustment to Consideration to be Paid based on Outside Consultant Use
<25%	100%
25%	100%
26%	95%
27%	90%
28%	85%
29%	80%
30%	75%
31%	60%
32%	45%
33%	30%
34%	15%
35%	0%
>35%	0%

Note 2: For purposes of Earn Out calculation, Outside Consultant Use shall be rounded up for % numbers greater than or equal to .5, and shall be rounded down for % numbers less than ..5.

6. Example of Earn Out Calculation for CY 2003 Earn Out period

6.1. Rubin’s CY Earn Out is based on three performance areas:

•                  Assets under Rubin’s direct control achieving a Net Billings Target

•                  Assets under Rubin’s direct control achieving Direct Margin Targets

•                  Outside Consultant Use.

If in any CY period, Net Billings achieved is less than or equal to 80% (89% for CY 2002 only) of target, Rubin shall receive zero Earn Out for that CY period.

If in any CY period Rubin fails to achieve a minimum of 95% of Direct Margin Targets, Rubin shall receive zero Earn Out for that CY period.

6.2. Earn Out formula is based on the following:

50% of Earn Out is based upon Net Billings Target attainment and an adjustment for Outside Consultant Use

PLUS

50% of Earn Out is based upon Direct Margin Target attainment (broken down by Consulting, and Publications and Services) and an adjustment for Outside Consultant Use

6.3. The amount of Earn Out to be paid (as set forth in Table 1 below) on March 31, 2003 is to be calculated as follows:

(50% of $812,500) multiplied by

(adjustment for META Measurements (MM) Net Billings Target Achieved in that CY period multiplied by the adjustment for Outside Consultant Use)

PLUS

(50% of $812,500) multiplied by

[(adjustment for MM Consulting Direct Margin achieved in that CY period) multiplied by (the amount obtained by dividing MM Consulting Net Billings achieved in that CY period by total MM Net Billings achieved in that CY period) multiplied by (the adjustment for Outside Consultant Use in that CY period)

plus

(adjustment for Metricnet Direct Margin achieved in that CY period) multiplied by (the amount obtained by dividing Metricnet Net Billings achieved in that CY period by total MM Net Billings achieved in that CY period) multiplied by (the adjustment for Outside Consultant Use in that CY period)]

6.4. The Earn Out formula would appear as:

(50% of $812,500) X (adjustment for MM Net Billings Target Achieved) X (adjustment for Outside Consultant Use)

PLUS

(50% of $812,500) X

[(adjustment for MM Consulting Direct Margin Achieved) X (MM Consulting Net Billing achieved/MM Net Billings achieved) X (adjustment for Outside Consultant Use)

plus

(adjustment for Metricnet Direct margin achieved) X (Metricnet Net Billing achieved/MM Net Billings Achieved) X (adjustment for Outside Consultant Use)]

6.5. Assume for this example the following adjustments to Consideration to be Paid based on CY 2003 Net Billings Target Achieved, MM Consulting and Metricnet Direct Margin achieved, and Outside Consultant Use:

Assume Rubin’s Net Billings Target Achieved is 98%, the corresponding number in the column under “Adjustment to 50% of the Consideration to be Paid based on Net Billings Target Achieved” in Table 2b below is 95% (A).

Assume Rubin’s MM Consulting Direct Margin achieved is 54%, the corresponding number in the column under “Adjustment to 50% of the Consideration to be Paid based on MM Consulting Direct Margin achieved” in Table 3 below is 80% (B).

Assume Rubin’s Metricnet Direct Margin achieved is 78%, the corresponding number in the column under “Adjustment to 50% of the Consideration to be Paid based on Metricnet Direct Margin achieved” in Table 4 below is 100% (C).

Assume MM’s Outside Consulting Use is less than 25%, the corresponding number in the column under “Adjustment to the Consideration to be Paid based on Outside Consulting Use” in Table 5 below is 100% (D).

The Summary Table below lists the assumptions made above:

Summary Table

of

Example of adjustments to Consideration to be Paid for CY 2003 Earn Out Period

% adjustment to 50% of the Consideration to be Paid based on Net Billings Target Achieved	% adjustment to 50% of the Consideration to be Paid based on MM Consulting Direct Margin achieved	% adjustment to 50% of the Consideration to be Paid based on Metricnet Direct Margin achieved	% adjustment to Consideration to be Paid based on Outside Consultant Use
(A)	(B)	(C)	(D)
95%	80%	100%	100%

6.6 Calculation for minimum CY 2003 META Measurement Direct Margin required for any Earn Out to occur:

(MM Consulting Revenue achieved multiplied by MM Consulting Direct Margin achieved) plus (Metricnet Revenue achieved multiplied by Metricnet Direct Margin achieved)

must be greater than or equal to

95% multiplied by {(MM Consulting Revenue achieved multiplied by MM Consulting Direct Margin Target [as set forth in Table 1 below]) plus (Metricnet Revenue achieved multiplied by Metricnet Direct Margin Target [as set forth in Table 1 below])}.

Assume for this example the above calculation indicates MM Direct Margin achieved is at least 95% of CY 2003 MM Consulting and Metricnet Revenue achieved each multiplied by its corresponding CY 2003 MM Consulting and Metricnet Direct Margin Target, respectively.

6.7. Calculate:

MM Consulting Net Billings achieved divided by total MM Net Billings achieved, and Metricnet Net Billings achieved divided by total MM Net Billings achieved.

Assume for this example:

MM Consulting Net Billings achieved divided by total MM Net Billings achieved = .88 (E), and Metricnet Net Billings achieved divided by total MM Net Billings achieved = .12. (F)

The calculation will appear as:

Earn Out achieved through Net Billings attainment and Outside Consultant Use

(A)    (D)

(50% of $812,500) x (.95 x 1.00)

PLUS

Earn Out achieved through Direct Margin attainment and Outside Consultant Use

(B)    (E)       (C)       (F)       (D)

(50% of $812,500) x ([(.80 x .88) + (1.00 x .12)] x 1.00)

The final calculation appears as following:

$385,937.50

PLUS

$334,750.00

= $720,687.50

to be split 2/3 in cash, and 1/3 in stock,
which is $480,458.33 in cash, and  $240,229.17 in stock.

6.8. Tables.

Table 1:

Summary of CY Earn Out Periods, Dates and Consideration to be Paid, MM Net Billings Target, and MM Consulting & Metricnet Direct Margin Targets

CY Earn Out Period	Date for Earn Out to be Paid	Consideration to be Paid	MM Net Billings Target	MM Consulting Direct Margin Target	Metricnet Direct Margin Target
CY2002	March 31, 2003	$541,667 in cash; $270,833 in stock	$18,664,000	53%	78%

CY2003	March 31, 2004	$541,667 in cash; $270,833 in stock	$24,263,000	55%	78%

CY2004	March 31, 2005	$541,667 in cash; $270,833 in stock	$31,542,000	55%	78%

CY2005	March 31, 2006	$541,667 in cash; $270,833 in stock	$41,005,000	55%	78%

CY2006	March 31, 2007	$541,667 in cash; $270,833 in stock	$53,306,000	55%	78%

Note 1:   If in any CY period, MM Net Billings Target achieved is less than or equal to 80% (89% for CY 2002 only), Rubin shall receive zero Earn Out.

Note 2: If in any CY period Rubin fails to achieve a minimum of 95% of Direct Margin Targets, Rubin shall receive zero Earn Out for that CY period. In order for Executive to receive an Earn Out in a given period, the following formula must be true:

(MM Consulting Revenue achieved X MM Consulting Direct Margin achieved) + (Metricnet Revenue achieved X Metricnet Direct Margin achieved)

must be greater than or equal to

95% X {(MM Consulting Revenue achieved X MM Consulting Direct Margin Target [as set forth in Table 1 above]) + (Metricnet Revenue achieved X Metricnet Direct Margin Target [as set forth in Table 1 above])}.

Table 2a:

CY 2002 Only

Adjustment to 50% of the Consideration to be Paid based on Net Billings Target Achieved

Net Billings Target Achieved
As related to
% Adjustment to 50% of the Consideration to be Paid based on Net Billings Target
Achieved:

Net Billings Target Achieved	% Adjustment to 50% of the Consideration to be Paid based on Net Billings Target Achieved
>100%	100.0%
100%	100.0%
99%	90.0%
98%	80.0%
97%	70.0%
96%	60.0%
95%	50.0%
94%	40.0%
93%	30.0%
92%	20.0%
91%	10.0%
90%	5.0%
89%	0
<89%	0

Table 2b:

CY 2003 and Subsequent CYs

Adjustment to 50% of the Consideration to be Paid based on Net Billings Target Achieved

Net Billings Target Achieved
As related to
% Adjustment to 50% of the Consideration to be Paid based on Net Billings Target Achieved:

Net Billings Target Achieved	% Adjustment to 50% of the Consideration to be Paid based on Net Billings Target Achieved
>100%	100.0%
100%	100.0%
99%	97.5%
98%	95.0%
97%	92.5%
96%	90.0%
95%	87.5%
94%	85.0%
93%	82.5%
92%	80.0%
91%	77.5%
90%	75.0%
89%	72.5%
88%	70.0%
87%	67.5%
86%	65.0%
85%	62.5%
84%	60.0%
83%	45.0%
82%	30.0%
81%	15.0%
80%	0
<80%	0

Note: For purposes of Earn Out calculation, Net Billings Target Achieved shall be rounded up for % numbers greater than or equal to .5, and shall be rounded down for % numbers less than .5.

Table 3a:

CY 2002 Only

Adjustment to 50% of the Consideration to be Paid based on MM Consulting Direct Margin achieved:

Direct Margin achieved	% Adjustment to 50% of the Consideration to be Paid based on MM Consulting Direct Margin achieved
>53%	100%
53%	100%
52%	67.0%
51%	33.0%
50%	0
50%	0

Table 3b:

CY 2003 and Subsequent CYs

Adjustment to 50% of the Consideration to be Paid based on MM Consulting Direct Margin achieved:

Direct Margin achieved	% Adjustment to 50% of the Consideration to be Paid based on MM Consulting Direct Margin achieved
>55%	100%
55%	100%
54%	80%
53%	60%
52%	40%
51%	20%
50%	0
<50%	0

Note: For purposes of Earn Out calculation, MM Consulting Direct Margin achieved shall be rounded up for % numbers greater than or equal to .5, and shall be rounded down for % numbers less than .5.

Table 4:

Adjustment to 50% of the Consideration to be Paid based on Metricnet Direct Margin achieved:

Direct Margin achieved	% Adjustment to 50% of the Consideration to be Paid based on Metricnet Direct Margin achieved
>78%	100%
>78%	100%
77%	80%
76%	60%
75%	40%
74%	20%
73%	0
<73%	0

Note: For purposes of Earn Out calculation, Metricnet Direct Margin achieved shall be rounded up for % numbers greater than or equal to .5, and shall be rounded down for % numbers less than .5.

Table 5:

Adjustment to Consideration to be Paid based on Outside Consultant Use:

Outside Consultant Use	% Adjustment to Consideration to be Paid based on Outside Consultant Use
<25%	100%
25%	100%
26%	95%
27%	90%
28%	85%
29%	80%
30%	75%
31%	60%
32%	45%
33%	30%
34%	15%
35%	0%
>35%	0%

Note 2: For purposes of Earn Out calculation, Outside Consultant Use shall be rounded up for % numbers greater than or equal to .5, and shall be rounded down for % numbers less than ..5.